UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21989

AllianzGI Equity & Convertible Income Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York			10019
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna – 1633 Broadway New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	January 31, 2013

Date of reporting period:	January 31, 2013

Item 1. Report to Shareholders

January 31, 2013

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund (formerly NFJ Dividend, Interest & Premium Strategy Fund)

AllianzGI Equity & Convertible Income Fund (formerly AGIC Equity & Convertible Income Fund)

Contents

Letter to Shareholders	2-3

Fund Insights/Performance & Statistics	4-9

Schedules of Investments	10-25

Statements of Assets and Liabilities	26

Statements of Operations	27

Statements of Changes in Net Assets	28

Notes to Financial Statements	29-35

Financial Highlights	36-37

Report of Independent Registered Public Accounting Firm	38

Tax Information	39

Annual Shareholder Meeting Results/Proxy Voting Policies & Procedures	40

Privacy Policy	41

Dividend Reinvestment Plan	42-43

Board of Trustees	44-45

Fund Officers	46

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
1.31.13 | AllianzGI Equity & Convertible Income Fund Annual Report	1

Dear Shareholder:

The US economy continued to advance during the twelve-month fiscal reporting period ended January 31, 2013. The housing market nationwide showed strength, hiring continued at a steady pace, and export orders were on the rise. As consumer confidence increased, investors shifted from US Treasuries to equities. Bond yields rose from all-time lows and stocks approached their highest levels in five years.

Twelve Months in Review through January 31, 2013

For the twelve-month fiscal period ended January 31, 2013:

•        AllianzGI NFJ Dividend, Interest & Premium Strategy Fund rose 9.77% on net asset value (“NAV”) and 6.83% on market price.

•        AllianzGI Equity & Convertible Income Fund increased 10.49% on NAV and returned 10.92% on market price.

The Russell 3000 Index, a broad measure of US stock market performance, increased 16.90% during the twelve-month period, the Russell 1000 Value Index, a measure of large-cap value-style stocks, rose 20.58%, and the Russell 1000 Growth Index, a measure of growth style stocks, increased 13.43%. Convertible securities, reflected by the BofA Merrill Lynch All Convertibles Index, returned 12.95% during the twelve-months ended January 31, 2013.

Hans W. Kertess Chairman Brian S. Shlissel President & CEO

As the fiscal reporting period began, US gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of US economic activity and the principal indicator of economic performance, was growing at an annual rate of 2.0%. This slowed to a 1.3% pace during the second quarter, before accelerating to an annual rate of 3.1% during the third quarter of 2012. Growth was negative 0.1% during the fourth quarter of 2012, which the government indicated was due to the drop in defense spending.

There were many encouraging economic signs in the private sector. US unemployment fell to 7.9% from 8.3% during the twelve-month reporting period. The economy created an average 181,000 non-farm jobs each month during 2012. The S&P/Case-Shiller Home Price Index, a leading measure of the US residential housing market, indicated home prices rose 5.5% in its 20-City Composite during the twelve-month period ended November 30, 2012. According to a separate study by CoreLogic, a leading provider of consumer, financial, property analytics

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
2	AllianzGI Equity & Convertible Income Fund Annual Report | 1.31.13

and services to businesses and governments, home prices increased in 46 of 50 states during the 12-months ended December 31, 2012. Automobile sales were up 13% during the same period.

Outlook

In addition to reduced defense spending which contributed to weaker-than-expected GDP figure in the fourth quarter of 2012, additional government spending reductions postponed from January 1, 2013 began on March 1, 2013. These reductions (known as the “sequester”) are to be shared between defense and domestic spending. As designed, the sequester would cut federal spending by $1.2 trillion, spread out over the next ten years. Both the White House and Congress agree that these cuts may jeopardize the economic recovery. As of this writing, this issue has not been resolved.

Beyond this uncertainty, we see positive signs for the US economy in 2013. The economy is expected to grow 2.50% to 2.75%, driven in large part by the strengthening housing market. Home prices are anticipated to appreciate 10% on a national basis and the improving labor market is expected to drive wage gains beyond the drag created by the December 31, 2012 expiration of the 2% payroll tax holiday.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/edelivery.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.us.allianzgi.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and NFJ Investment Group LLC and Allianz Global Investors U.S. LLC, the Funds’ sub-advisers, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Trustees	President & Chief Executive Officer

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
1.31.13 | AllianzGI Equity & Convertible Income Fund Annual Report	3

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund &
AllianzGI Equity & Convertible Income Fund Market Environment

January 31, 2013 (unaudited)

The equity and convertible markets moved higher during the period, despite ongoing global macro uncertainties and episodes of heightened volatility.

During the first two months of the period, the markets reflected that the risks to the US economy had diminished. This sentiment shift was demonstrated by the credit and equity markets’ rallying and, ultimately, the Treasury market selling off. The most obvious factor driving the rally was the decoupling of US and European financial risk. As the economic statistics, corporate earnings and specifically, the housing market showed improvement, the odds of a double-dip recession appeared remote.

Investor sentiment over the following two months was in stark contrast to the sentiment shift signified earlier in the period. By early May 2012, fear and macro concerns returned. Despite some softening in the broad economic statistics in the US, the real focus was on the day-to-day developments throughout Europe. With little direction and no discernible timetable toward resolution of the financial woes across several countries, investors sold risk assets. Convertible securities, such as equities, were sold, and investors once again flocked to Treasuries and cash.

Macro factors led investor demand higher and enhanced returns in the months that ensued. The actions and language of global monetary policy leadership, specifically in the US and Europe, were decidedly accommodative. For the better part of the last two years, investors have been presented with strengthening corporate profits against a backdrop of macro volatility. During this period, the macro factors reversed and the markets responded with enthusiasm.

During the remaining months of the fiscal reporting period, market volatility continued. Initially, stocks sold off after the election on budget debate concerns. However, a fiscal cliff compromise, healthy fourth quarter corporate earnings, improving activity in China and signs of a bottoming in Europe led to higher equity prices through January 2013.

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
4	AllianzGI Equity & Convertible Income Fund Annual Report | 1.31.13

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund &
AllianzGI Equity & Convertible Income Fund Market Environment

January 31, 2013 (unaudited) (continued)

As expected, the convertible market benefited from stock market strength. In addition, convertible bonds benefited from credit-spread tightening. Improving balance-sheet strength throughout the period was the primary driver of credit improvement.

Sector level performance was positive. Telecommunications, Health Care, Financials and Consumer Discretionary were among the strongest-performing sectors. In contrast, Information Technology, Utilities, Energy and Materials issuers underperformed on a relative basis.

Levels of implied volatility, as measured by the Chicago Board Options Exchange Volatility Index (“VIX”), were muted compared to recent years. The average implied volatility for the period was 17.3, compared with 24.4 in 2011 and 22.3 in 2010. In fact, during May and June 2012, when the highest levels of implied volatility were registered amid uncertainty regarding the European debt crisis, the VIX Index only reached a peak of 26.7. During the second half of the reporting period, implied volatility remained mostly in the 14-18 range. However, as concerns rose in the final days of December 2012, regarding the impending US fiscal cliff, the VIX Index spiked up to 22.7. Once the fiscal cliff was avoided, the VIX fell immediately below 15 where it would remain until the end of January 2013. During this time, implied volatility reached a low of 12.43, the lowest level since April 2007.

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
1.31.13 | AllianzGI Equity & Convertible Income Fund Annual Report	5

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund Fund Insights

January 31, 2013 (unaudited)

For the period of February 1, 2012, through January 31, 2013, as provided by Ben Fischer, Portfolio Manager.

From February 1, 2012 through January 31, 2013, AllianzGI NFJ Dividend, Interest & Premium Strategy Fund (the “Fund”) returned 9.77% on net asset value (“NAV”) and 6.83% on market price.

Portfolio Specifics

The Fund rallied with the market during the reporting period. Strength was evident in a variety of holdings and industries. Exposure to convertible bonds helped cushion the Fund from downside volatility during equity market declines and provided upside participation when equities rallied.

In the equity sleeve, negative sector allocation drove underperformance, with stock selection a net detractor as well. In terms of stock selection, the Fund’s holdings in the Energy, Consumer Discretionary, and Financials sectors were the most beneficial to returns. Conversely, stock selection was net negative in the Industrials, Materials, and Health Care sectors. From a sector allocation perspective, overweights in the Energy and Materials sectors, as well as an underweight in Consumer Discretionary, detracted from performance. The Fund’s underweight in Utilities and overweight in Health Care resulted in a positive contribution to results.

In the convertibles sleeve, sector allocations that benefitted performance in the period relative to the convertibles universe were Industrials, Financials, Consumer Staples and Transportation. Security selection was positive across all four sectors. In addition, underweighting Technology issues had a positive impact on relative performance. Conversely, sector allocations which hindered relative performance in the reporting period were Energy, Telecommunications, Health Care and Consumer Discretionary. All of the aforementioned sectors exhibited negative issuer-specific performance.

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
6	AllianzGI Equity & Convertible Income Fund Annual Report | 1.31.13

AllianzGI Equity & Convertible Income Fund Fund Insights

January 31, 2013 (unaudited)

For the period of February 1, 2012 through January 31, 2013, as provided by Doug Forsyth, Portfolio Manager.

For the twelve-month fiscal period ended January 31, 2013, AllianzGI Equity & Convertible Income Fund (the “Fund”) returned 10.49% on NAV and 10.92% on market price.

AllianzGI Equity & Convertible Income Fund Portfolio Specifics

The Fund rallied with the market during the reporting period. Strength was evident in a variety of holdings and industries. Exposure to convertible bonds helped cushion the Fund from downside volatility during equity market declines and provided upside participation when equities rallied.

In the equity sleeve, sector allocations that helped performance in the period were Healthcare, Telecommunications Services and Information Technology relative to the Russell 1000 Growth Index. Stock picking was positive across all three sectors. In contrast, security selection within the Consumer Discretionary, Industrials and Energy sectors negatively influenced relative returns.

In the convertibles sleeve, sector allocations that helped performance relative to the convertibles universe in the period were Technology, Materials and Financials. A relative underweight and positive issuer-specific performance helped in Technology and Materials. Conversely, sector allocations that hurt relative performance in the period were Energy, Telecommunications, Health Care and Consumer Discretionary. All of the aforementioned sectors exhibited negative issuer-specific performance.

The Fund benefitted from opportunistically over-writing individual equity positions. Single-stock implied volatilities for the front month continued to be low. Despite the challenging equity market, acceptable single-stock premiums were recognized. As select equity holdings moved higher, the covered calls were actively managed to higher strikes.

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
1.31.13 | AllianzGI Equity & Convertible Income Fund Annual Report	7

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund
Performance & Statistics

January 31, 2013 (unaudited)

Dividend, Interest & Premium Strategy

Total Return(1):	Market Price	Net Asset Value (“NAV”)
1 Year	6.83%	9.77%
5 Year	1.69%	2.03%
Commencement of Operations (2/28/05) to 1/31/13	3.33%	4.40%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (2/28/05) to 1/31/13	Market Price	$16.65
NAV	NAV	$17.91
Market Price	Discount to NAV	(7.04)%
	Market Price Yield(2)	4.02%

Equity & Convertible Income
Total Return(1):	Market Price	NAV
1 Year	10.92%	10.49%
5 Year	4.16%	4.52%
Commencement of Operations (2/27/07) to 1/31/13	2.48%	4.64%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (2/27/07) to 1/31/13	Market Price	$17.91
NAV	NAV	$20.10
Market Price	Discount to NAV	(10.90)%
	Market Price Yield(2)	6.25%

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
8	AllianzGI Equity & Convertible Income Fund Annual Report | 1.31.13

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund
Performance & Statistics

January 31, 2013 (unaudited) (continued)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about each Fund, market conditions, supply and demand for each Fund’s shares, or changes in each Fund’s dividends.

An investment in each Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current quarterly per share dividend (comprised of net investment income and net capital gains, if any) payable to shareholders by the market price per share at January 31, 2013.

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
1.31.13 | AllianzGI Equity & Convertible Income Fund Annual Report	9

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments

January 31, 2013

Shares		Value
COMMON STOCK – 71.9%

Aerospace & Defense – 1.5%
115,300	Lockheed Martin Corp.	$10,016,111
245,200	Northrop Grumman Corp. (a)	15,947,808
		25,963,919
Beverages – 0.7%
284,300	Molson Coors Brewing Co., Class B	12,844,674
Capital Markets – 0.8%
200,000	Ameriprise Financial, Inc. (a)	13,264,000
Chemicals – 1.4%
492,800	EI du Pont de Nemours & Co. (a)	23,383,360
Commercial Banks – 5.2%
1,544,600	Fifth Third Bancorp (a)	25,161,534
405,900	PNC Financial Services Group, Inc. (a)	25,084,620
1,074,300	Wells Fargo & Co. (a)	37,417,869
		87,664,023
Commercial Services & Supplies – 2.2%
1,600,000	Pitney Bowes, Inc.	23,056,000
1,500,000	RR Donnelley & Sons Co. (a)	13,800,000
		36,856,000
Communications Equipment – 1.0%
750,000	Cisco Systems, Inc.	15,427,500
24,500	Harris Corp.	1,131,900
		16,559,400
Diversified Financial Services – 1.7%
600,000	JP Morgan Chase & Co.	28,230,000
Diversified Telecommunication Services – 0.3%
150,000	AT&T, Inc.	5,218,500
Electric Utilities – 0.2%
82,900	American Electric Power Co., Inc.	3,754,541
Energy Equipment & Services – 2.4%
400,000	Diamond Offshore Drilling, Inc. (a)	30,036,000
157,400	Ensco PLC, Class A	10,005,918
		40,041,918
Food & Staples Retailing – 0.3%
75,000	Wal-Mart Stores, Inc.	5,246,250
Food Products – 0.2%
39,038	Bunge Ltd.	3,109,767
Health Care Equipment & Supplies – 1.1%
389,100	Medtronic, Inc. (a)	18,132,060
Household Durables – 0.5%
75,000	Whirlpool Corp. (a)	8,653,500
Household Products – 0.5%
100,000	Kimberly-Clark Corp. (a)	8,951,000
Industrial Conglomerates – 1.9%
1,443,217	General Electric Co. (a)	32,154,875

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
10	AllianzGI Equity & Convertible Income Fund Annual Report | 1.31.13

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments

January 31, 2013 (continued)

Shares		Value

Insurance – 7.3%
57,396	American International Group, Inc. (b)	$2,171,290
256,898	Assured Guaranty Ltd.	4,657,561
1,103,600	Lincoln National Corp. (a)	31,982,328
592,541	MetLife, Inc. (a)	22,125,481
700,000	The Allstate Corp. (a)	30,730,000
400,000	The Travelers Cos, Inc. (a)	31,384,000
		123,050,660
Metals & Mining – 4.0%
1,155,000	Barrick Gold Corp. (a)	36,867,600
886,300	Freeport-McMoRan Copper & Gold, Inc. (a)	31,242,075
		68,109,675
Multi-Utilities – 1.3%
682,600	Ameren Corp. (a)	22,143,544
Office Electronics – 1.8%
3,855,800	Xerox Corp. (a)	30,884,958
Oil, Gas & Consumable Fuels – 14.7%
800,000	Chesapeake Energy Corp. (a)	16,144,000
200,000	Chevron Corp. (a)	23,030,000
850,000	ConocoPhillips (a)	49,300,000
400,000	EnCana Corp. (a)	7,744,000
1,021,200	Marathon Oil Corp. (a)	34,322,532
500,000	Phillips 66	30,285,000
500,000	Royal Dutch Shell PLC, Class A, ADR	35,260,000
976,300	Total SA, ADR (a)	53,003,327
		249,088,859
Paper & Forest Products – 2.1%
880,000	International Paper Co. (a)	36,449,600
Pharmaceuticals – 12.0%
1,019,300	AstraZeneca PLC, ADR (a)	49,109,874
1,180,000	GlaxoSmithKline PLC, ADR (a)	53,819,800
350,000	Johnson & Johnson (a)	25,872,000
430,200	Merck & Co., Inc.	18,606,150
1,850,000	Pfizer, Inc. (a)	50,468,000
132,342	Teva Pharmaceutical Industries Ltd., ADR	5,027,673
		202,903,497
Real Estate Investment Trust – 0.1%
100,000	Annaly Capital Management, Inc.	1,487,000
Semiconductors & Semiconductor Equipment – 2.1%
1,665,700	Intel Corp. (a)	35,046,328
Software – 1.3%
928,200	CA, Inc.	23,037,924
Specialty Retail – 1.6%
2,000,000	Staples, Inc.	26,960,000
Thrifts & Mortgage Finance – 0.9%
1,750,000	Hudson City Bancorp, Inc. (a)	14,962,500
Tobacco – 0.8%
300,000	Reynolds American, Inc. (a)	13,194,000
Total Common Stock (cost-$1,305,586,073)		1,217,346,332

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
1.31.13 | AllianzGI Equity & Convertible Income Fund Annual Report	11

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments

January 31, 2013 (continued)

Principal Amount (000s)		Value
CONVERTIBLE BONDS & NOTES – 18.1%

Aerospace & Defense – 0.9%
$1,000	AAR Corp., 1.75%, 2/1/26	$1,003,750
3,895	GenCorp, Inc., 4.063%, 12/31/39	5,280,159
500	Textron, Inc., 4.50%, 5/1/13	1,098,125
3,075	Triumph Group, Inc., 2.625%, 10/1/26 (e)	7,966,172
		15,348,206
Apparel – 0.3%
4,000	Iconix Brand Group, Inc., 2.50%, 6/1/16 (c) (d)	4,322,500
Automobiles – 0.5%
	Ford Motor Co.,
3,200	4.25%, 11/15/16	5,130,000
1,750	4.25%, 12/15/36	2,787,969
		7,917,969
Biotechnology – 0.7%
8,750	Corsicanto Ltd., 3.50%, 1/15/32	11,653,906
300	Gilead Sciences, Inc., 1.625%, 5/1/16	538,502
		12,192,408
Building Products – 0.2%
2,430	Griffon Corp., 4.00%, 1/15/17 (c) (d)	2,654,775
Capital Markets – 0.9%
7,580	Ares Capital Corp., 5.75%, 2/1/16	8,195,875
6,795	BGC Partners, Inc., 4.50%, 7/15/16	6,370,312
		14,566,187
Commercial Services – 0.2%
3,835	Cenveo Corp., 7.00%, 5/15/17 (c) (d)	3,537,787
Communications Equipment – 1.2%
	Ciena Corp.,
4,660	0.875%, 6/15/17	4,182,350
3,500	3.75%, 10/15/18 (c) (d)	3,950,625
7,800	Ixia, 3.00%, 12/15/15	9,594,000
2,000	JDS Uniphase Corp., 1.00%, 5/15/26	2,002,500
		19,729,475
Computers & Peripherals – 0.7%
3,425	EMC Corp., 1.75%, 12/1/13	5,298,064
5,550	NetApp, Inc., 1.75%, 6/1/13	6,476,156
		11,774,220
Construction & Engineering – 0.2%
1,785	MasTec, Inc., 4.00%, 6/15/14	3,269,897
Construction Materials – 0.1%
1,005	Cemex S.A.B. de C.V., 4.875%, 3/15/15	1,157,634
Diversified Financial Services – 0.1%
1,000	PHH Corp., 4.00%, 9/1/14	1,110,625
Diversified Telecommunication Services – 0.2%
2,000	Level 3 Communications, Inc., 6.50%, 10/1/16	2,907,500

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
12	AllianzGI Equity & Convertible Income Fund Annual Report | 1.31.13

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments

January 31, 2013 (continued)

Principal Amount (000s)		Value

Electrical Equipment – 0.7%
$5,505	EnerSys, 3.375%, 6/1/38 (e)	$6,702,337
5,000	General Cable Corp., 4.50%, 11/15/29 (e)	5,903,125
		12,605,462
Energy Equipment & Services – 0.2%
3,500	Hornbeck Offshore Services, Inc., 1.50%, 9/1/19 (c) (d)	3,650,938
Health Care Equipment & Supplies – 0.1%
2,000	Hologic, Inc., 2.00%, 12/15/37 (e)	2,482,500
Healthcare-Products – 0.5%
9,810	Alere, Inc., 3.00%, 5/15/16	9,362,419
Hotels, Restaurants & Leisure – 0.7%
9,995	MGM Resorts International, 4.25%, 4/15/15	10,857,069
1,930	Morgans Hotel Group Co., 2.375%, 10/15/14	1,828,675
		12,685,744
Household Durables – 0.2%
2,610	KB Home, 1.375%, 2/1/19	2,673,619
500	The Ryland Group, Inc., 1.625%, 5/15/18	725,000
		3,398,619
Insurance – 0.1%
1,465	American Equity Investment Life Holding Co., 3.50%, 9/15/15 (c) (d)	1,807,444
Internet Software & Services – 0.2%
1,000	Equinix, Inc., 4.75%, 6/15/16	2,644,375
1,405	WebMD Health Corp., 2.50%, 1/31/18	1,247,816
		3,892,191
Life Sciences Tools & Services – 0.3%
4,540	Sequenom, Inc., 5.00%, 10/1/17 (c) (d)	5,056,425
Machinery – 2.4%
5,000	Chart Industries, Inc., 2.00%, 8/1/18	6,121,875
8,190	Greenbrier Cos, Inc., 3.50%, 4/1/18	7,969,894
	Meritor, Inc.,
7,000	4.625%, 3/1/26 (e)	6,593,125
5,020	7.875%, 3/1/26 (c) (d)	4,747,037
7,000	Navistar International Corp., 3.00%, 10/15/14	6,658,750
2,000	Terex Corp., 4.00%, 6/1/15	4,206,250
3,450	Wabash National Corp., 3.375%, 5/1/18	4,161,563
		40,458,494
Marine – 0.1%
3,090	DryShips, Inc., 5.00%, 12/1/14	2,624,569
Metals & Mining – 0.3%
250	Alcoa, Inc., 5.25%, 3/15/14	359,375
4,805	Steel Dynamics, Inc., 5.125%, 6/15/14	5,411,631
		5,771,006
Oil, Gas & Consumable Fuels – 1.4%
10,800	Alpha Natural Resources, Inc., 2.375%, 4/15/15	10,152,000
2,190	Chesapeake Energy Corp., 2.50%, 5/15/37	2,140,725
2,000	Cobalt International Energy, Inc., 2.625%, 12/1/19	2,050,000
8,975	Peabody Energy Corp., 4.75%, 12/15/41	8,599,172
		22,941,897

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
1.31.13 | AllianzGI Equity & Convertible Income Fund Annual Report	13

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments

January 31, 2013 (continued)

Principal Amount (000s)		Value

Pharmaceuticals – 0.7%
$5,000	Akorn, Inc., 3.50%, 6/1/16	$8,262,500
2,000	Endo Health Solutions, Inc., 1.75%, 4/15/15	2,468,750
1,000	ViroPharma, Inc., 2.00%, 3/15/17	1,570,000
		12,301,250
Road & Rail – 0.3%
170	Avis Budget Group, Inc., 3.50%, 10/1/14	246,500
2,000	Hertz Global Holdings, Inc., 5.25%, 6/1/14	4,506,250
		4,752,750
Semiconductors & Semiconductor Equipment – 1.5%
	Micron Technology, Inc.,
9,250	1.50%, 8/1/31	9,487,031
5,500	1.875%, 6/1/27	5,331,563
1,250	Novellus Systems, Inc., 2.625%, 5/15/41	1,748,437
8,500	SunPower Corp., 4.75%, 4/15/14	8,255,625
350	Xilinx, Inc., 2.625%, 6/15/17	485,188
		25,307,844
Software – 1.4%
2,000	Bottomline Technologies de, Inc., 1.50%, 12/1/17	2,373,750
5,540	Electronic Arts, Inc., 0.75%, 7/15/16	5,259,537
5,760	Nuance Communications, Inc., 2.75%, 8/15/27	7,920,000
5,500	Symantec Corp., 1.00%, 6/15/13	6,397,188
1,090	TeleCommunication Systems, Inc., 4.50%, 11/1/14 (c) (d)	1,024,600
500	TiVo, Inc., 4.00%, 3/15/16 (c) (d)	703,750
		23,678,825
Specialty Retail – 0.2%
2,500	Group 1 Automotive, Inc., 2.25%, 6/15/36 (e)	3,070,312
Trading Companies & Distributors – 0.6%
9,770	Titan Machinery, Inc., 3.75%, 5/1/19 (c) (d)	9,959,294
Total Convertible Bonds & Notes (cost-$316,494,266)		306,297,166

Shares

CONVERTIBLE PREFERRED STOCK – 8.6%

Airlines – 0.4%
178,685	Continental Airlines Finance Trust II, 6.00%, 11/15/30	7,063,632
Auto Components – 0.6%
218,060	Goodyear Tire & Rubber Co., 5.875%, 4/1/14	10,203,027
Automobiles – 0.6%
253,705	General Motors Co., 4.75%, 12/1/13, Ser. B	10,990,501
Capital Markets – 0.7%
199,820	AMG Capital Trust I, 5.10%, 4/15/36	11,327,296
Diversified Financial Services – 0.6%
8,165	Bank of America Corp., 7.25%, 12/31/49, Ser. L (f)	9,681,812
Electric Utilities – 0.2%
50,000	NextEra Energy, Inc., 7.00%, 9/1/13	2,746,500
Food Products – 0.7%
113,830	Bunge Ltd., 4.875%, 12/31/49 (f)	12,282,257

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
14	AllianzGI Equity & Convertible Income Fund Annual Report | 1.31.13

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments

January 31, 2013 (continued)

Shares		Value

Health Care Providers & Services – 0.2%
2,500	HealthSouth Corp., 6.50%, 12/31/49, Ser. A (f)	$2,781,875
Household Durables – 0.3%
36,085	Stanley Black & Decker, Inc., 4.75%, 11/17/15	4,454,693
Insurance – 0.5%
179,180	MetLife, Inc., 5.00%, 3/26/14	8,742,192
IT Services – 0.1%
31,360	Unisys Corp., 6.25%, 3/1/14	2,019,898
Metals & Mining – 0.4%
315,000	Thompson Creek Metals Co., Inc., 6.50%, 5/15/15	6,441,750
Multi-Utilities – 0.6%
204,100	AES Trust III, 6.75%, 10/15/29	10,235,615
Oil, Gas & Consumable Fuels – 1.5%
140,100	Apache Corp., 6.00%, 8/1/13	6,630,933
45,100	ATP Oil & Gas Corp., 8.00%, 12/31/49 (c) (d) (f)	29,766
	Chesapeake Energy Corp.,
114,950	5.00%, 12/31/49 (f)	9,670,169
8,990	5.75%, 12/31/49 (c) (d) (f)	9,187,600
8,050	Sanchez Energy Corp., 4.875%, 12/31/49 (c) (d) (f)	433,694
		25,952,162
Real Estate Investment Trust – 0.4%
176,800	Alexandria Real Estate Equities, Inc., 7.00%, 12/31/49 (f)	4,826,640
35,385	Health Care REIT, Inc., 6.50%, 12/31/49, Ser. I (f)	2,064,715
		6,891,355
Road & Rail – 0.8%
1,110,655	2010 Swift Mandatory Common Exchange Security Trust, 6.00%, 12/31/13 (d)	13,907,511
Total Convertible Preferred Stock (cost-$157,699,096)		145,722,076

Principal Amount (000s)

CORPORATE BONDS & NOTES – 0.4%

Metals & Mining – 0.4%
$272	ArcelorMittal, 6.00%, 1/15/16 (cost-$7,147,974)	7,081,181

SHORT-TERM INVESTMENTS – 3.5%

Time Deposits – 3.5%
18,186	Citibank-London, 0.03%, 2/1/13	18,186,250
41,226	Wells Fargo-Grand Cayman, 0.03%, 2/1/13	41,226,398
Total Short Term Investments (cost-$59,412,648)		59,412,648
Total Investments, before call options written (cost-$1,846,340,057) – 102.5%		1,735,859,403

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
1.31.13 | AllianzGI Equity & Convertible Income Fund Annual Report	15

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments

January 31, 2013 (continued)

Contracts		Value
CALL OPTIONS WRITTEN (b) – (2.1)%
	Morgan Stanley Cyclical Index,
450	strike price $1040, expires 2/16/13	$(3,244,500)
240	strike price $1050, expires 2/16/13	(1,500,000)
350	strike price $1120, expires 3/16/13	(577,500)
	NASDAQ 100 Flex Index,
100	strike price $2790, expires 3/22/13	(264,356)
	NASDAQ 100 Index,
130	strike price $2715, expires 2/16/13	(510,900)
130	strike price $2720, expires 2/16/13	(469,300)
	Philadelphia Oil Service Sector Flex Index,
1,900	strike price $228, expires 2/22/13	(3,616,979)
2,000	strike price $240, expires 3/8/13	(1,927,298)
1,800	strike price $250, expires 3/22/13	(872,579)
	Philadelphia Oil Service Sector Index,
2,312	strike price $230, expires 2/16/13	(4,092,240)
1,000	strike price $240, expires 3/16/13	(1,095,000)
2,500	strike price $245, expires 3/16/13	(1,925,000)
500	strike price $250, expires 3/16/13	(257,500)
	Philadelphia Stock Exchange KBW Bank Flex Index,
8,000	strike price $51, expires 2/1/13	(2,240,203)
5,000	strike price $52.25, expires 2/8/13	(860,035)
5,000	strike price $52.50, expires 2/22/13	(912,330)
8,000	strike price $54.75, expires 3/1/13	(595,022)
	Philadelphia Stock Exchange KBW Bank Index,
6,000	strike price $52, expires 2/16/13	(1,215,000)
7,000	strike price $55, expires 3/16/13	(647,500)
	Standard & Poor’s 500 Flex Index,
300	strike price $1445, expires 2/1/13	(1,611,328)
250	strike price $1445, expires 2/8/13	(1,354,400)
300	strike price $1455, expires 2/8/13	(1,340,711)
600	strike price $1485, expires 3/1/13	(1,656,884)
	Standard & Poor’s 500 Index,
250	strike price $1445, expires 2/16/13	(1,352,500)
300	strike price $1450, expires 2/16/13	(1,488,000)
250	strike price $1525, expires 3/16/13	(266,250)
Total Call Options Written (premiums received-$14,374,714)		(35,893,315)
Total Investments, net of call options written (cost-$1,831,965,343) – 100.4%		1,699,966,088
Other liabilities in excess of other assets – (0.4)%		(7,307,522)
Net Assets – 100.0%		$1,692,658,566

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
16	AllianzGI Equity & Convertible Income Fund Annual Report | 1.31.13

AllianzGI Equity & Convertible Income Fund Schedule of Investments

January 31, 2013

Shares		Value
COMMON STOCK – 70.1%

Aerospace & Defense – 3.0%
12,383	Engility Holdings, Inc. (b)	$238,373
74,300	L-3 Communications Holdings, Inc.	5,640,856
265,900	Textron, Inc. (a)	7,647,284
		13,526,513
Auto Components – 2.0%
32,973	BorgWarner, Inc. (b)	2,445,937
205,900	Johnson Controls, Inc.	6,401,431
		8,847,368
Automobiles – 1.6%
536,100	Ford Motor Co. (a)	6,942,495
Beverages – 4.7%
197,800	Coca-Cola Co. (a)	7,366,072
127,300	Molson Coors Brewing Co., Class B	5,751,414
108,900	PepsiCo, Inc.	7,933,365
		21,050,851
Biotechnology – 1.7%
191,600	Gilead Sciences, Inc. (a) (b)	7,558,620
Chemicals – 1.0%
42,600	Monsanto Co. (a)	4,317,510
Communications Equipment – 4.7%
38,628	Aviat Networks, Inc. (b)	144,855
284,200	Cisco Systems, Inc.	5,845,994
155,500	Harris Corp.	7,184,100
122,500	Qualcomm, Inc.	8,088,675
		21,263,624
Computers & Peripherals – 3.0%
13,400	Apple, Inc.	6,101,154
289,800	EMC Corp. (b)	7,131,978
		13,233,132
Diversified Financial Services – 1.4%
53,055	Citigroup, Inc.	2,236,799
83,800	JP Morgan Chase & Co.	3,942,790
		6,179,589
Diversified Telecommunication Services – 1.6%
48,488	Frontier Communications Corp.	221,590
156,700	Verizon Communications, Inc.	6,833,687
		7,055,277
Electric Utilities – 1.4%
54,202	Entergy Corp.	3,501,449
85,560	Exelon Corp.	2,690,007
		6,191,456
Electronic Equipment, Instruments & Components – 1.7%
110,300	Amphenol Corp., Class A (a)	7,452,971

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
1.31.13 | AllianzGI Equity & Convertible Income Fund Annual Report	17

AllianzGI Equity & Convertible Income Fund Schedule of Investments

January 31, 2013 (continued)

Shares		Value

Energy Equipment & Services – 4.6%
68,900	Diamond Offshore Drilling, Inc.	$5,173,701
89,700	National Oilwell Varco, Inc.	6,650,358
96,700	Schlumberger Ltd.	7,547,435
99,113	Weatherford International Ltd. (b)	1,323,159
		20,694,653
Food Products – 0.5%
72,805	Archer-Daniels-Midland Co.	2,077,127
Health Care Equipment & Supplies – 3.3%
111,100	Baxter International, Inc. (a)	7,537,024
13,000	Intuitive Surgical, Inc. (b)	7,466,940
		15,003,964
Health Care Providers & Services – 2.0%
67,000	McKesson Corp. (a)	7,050,410
26,820	WellPoint, Inc.	1,738,472
		8,788,882
Hotels, Restaurants & Leisure – 1.6%
76,200	McDonald’s Corp.	7,261,098
Household Products – 1.7%
101,800	Procter & Gamble Co. (a)	7,651,288
Independent Power Producers & Energy Traders – 0.8%
153,999	NRG Energy, Inc.	3,695,976
Industrial Conglomerates – 1.7%
341,159	General Electric Co.	7,601,022
Insurance – 2.6%
18,450	American International Group, Inc. (b)	697,964
107,041	Assured Guaranty Ltd.	1,940,653
81,910	MetLife, Inc.	3,058,519
101,900	Prudential Financial, Inc. (a)	5,897,972
		11,595,108
Internet & Catalog Retail – 0.6%
10,800	Amazon.com, Inc. (b)	2,867,400
Internet Software & Services – 1.8%
10,700	Google, Inc., Class A (a) (b)	8,085,883
IT Services – 2.2%
37,200	International Business Machines Corp.	7,554,204
13,900	Visa, Inc., Class A	2,194,949
		9,749,153
Machinery – 4.6%
151,500	AGCO Corp. (b)	8,029,500
80,300	Deere & Co.	7,553,018
81,300	Joy Global, Inc.	5,135,721
		20,718,239
Metals & Mining – 1.0%
132,400	Freeport-McMoRan Copper & Gold, Inc.	4,667,100
Multiline Retail – 1.7%
124,200	Target Corp.	7,502,922

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
18	AllianzGI Equity & Convertible Income Fund Annual Report | 1.31.13

AllianzGI Equity & Convertible Income Fund Schedule of Investments

January 31, 2013 (continued)

Shares		Value

Oil, Gas & Consumable Fuels – 2.8%
77,900	Occidental Petroleum Corp.	$6,876,233
110,100	Peabody Energy Corp.	2,769,015
70,500	Valero Energy Corp. (a)	3,082,965
		12,728,213
Pharmaceuticals – 1.8%
105,100	Abbott Laboratories	3,560,788
106,200	Bristol-Myers Squibb Co.	3,838,068
23,345	Teva Pharmaceutical Industries Ltd., ADR	886,876
		8,285,732
Semiconductors & Semiconductor Equipment – 3.0%
270,000	Intel Corp.	5,680,800
239,000	Texas Instruments, Inc.	7,906,120
		13,586,920
Software – 3.3%
247,700	Microsoft Corp.	6,804,319
227,900	Oracle Corp.	8,092,729
		14,897,048
Specialty Retail – 0.7%
45,600	Home Depot, Inc.	3,051,552
Total Common Stock (cost-$388,201,557)		314,128,686

CONVERTIBLE PREFERRED STOCK – 14.9%

Aerospace & Defense – 0.6%
49,750	United Technologies Corp., 7.50%, 8/1/15	2,832,765
Airlines – 0.7%
82,015	Continental Airlines Finance Trust II, 6.00%, 11/15/30	3,242,151
Auto Components – 0.6%
59,600	Goodyear Tire & Rubber Co., 5.875%, 4/1/14	2,788,684
Automobiles – 0.6%
63,000	General Motors Co., 4.75%, 12/1/13, Ser. B	2,729,160
Capital Markets – 1.1%
54,100	AMG Capital Trust I, 5.10%, 4/15/36	3,066,794
33,400	Escrow Lehman Brothers Holdings, Inc., 28.00%, 3/6/09, Ser. RIG (b) (g) (h)	437,288
41,745	The Goldman Sachs Group, Inc., 8.00%, 3/14/13 (NetApp, Inc.) (b) (i)	1,458,654
		4,962,736
Commercial Banks – 1.1%
17,805	Fifth Third Bancorp, 8.50%, 12/31/49, Ser. G (f)	2,567,258
1,750	Wells Fargo & Co., 7.50%, 12/31/49, Ser. L (f)	2,259,075
		4,826,333
Commercial Services & Supplies – 0.5%
34,894	United Rentals, Inc., 6.50%, 8/1/28	2,192,872
Diversified Financial Services – 1.1%
4,225	Bank of America Corp., 7.25%, 12/31/49, Ser. L (f)	5,009,878

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
1.31.13 | AllianzGI Equity & Convertible Income Fund Annual Report	19

AllianzGI Equity & Convertible Income Fund Schedule of Investments

January 31, 2013 (continued)

Shares		Value

Electric Utilities – 1.0%
43,000	NextEra Energy, Inc., 5.599%, 6/1/15	$2,236,000
38,525	PPL Corp., 9.50%, 7/1/13	2,082,661
		4,318,661
Food Products – 0.9%
38,800	Bunge Ltd., 4.875%, 12/31/49 (f)	4,186,520
Health Care Providers & Services – 0.7%
2,935	HealthSouth Corp., 6.50%, 12/31/49, Ser. A (f)	3,265,921
Household Durables – 0.7%
23,400	Stanley Black & Decker, Inc., 4.75%, 11/17/15	2,888,730
Insurance – 0.5%
40,700	MetLife, Inc., 5.00%, 3/26/14	1,985,753
IT Services – 0.5%
33,000	Unisys Corp., 6.25%, 3/1/14	2,125,530
Multi-Utilities – 0.5%
47,650	AES Trust III, 6.75%, 10/15/29	2,389,648
Oil, Gas & Consumable Fuels – 1.0%
42,900	Apache Corp., 6.00%, 8/1/13	2,030,457
20,300	ATP Oil & Gas Corp., 8.00%, 12/31/49 (c) (d) (f)	13,398
27,350	Chesapeake Energy Corp., 5.00%, 12/31/49 (f)	2,300,819
		4,344,674
Professional Services – 0.6%
46,500	Nielsen Holdings NV, 6.25%, 2/1/13	2,707,695
Real Estate Investment Trust – 1.5%
90,500	Alexandria Real Estate Equities, Inc., 7.00%, 12/31/49 (f)	2,470,650
98,900	FelCor Lodging Trust, Inc., 1.95%, 12/31/49, Ser. A (f)	2,408,215
31,930	Health Care REIT, Inc., 6.50%, 12/31/49, Ser. I (f)	1,863,116
		6,741,981
Road & Rail – 0.7%
246,810	2010 Swift Mandatory Common Exchange Security Trust, 6.00%, 12/31/13 (d)	3,090,530
Total Convertible Preferred Stock (cost-$73,175,036)		66,630,222

Principal Amount (000s)

CONVERTIBLE BONDS & NOTES – 13.4%

Aerospace & Defense – 0.7%
$2,310	GenCorp, Inc., 4.063%, 12/31/39	3,131,494
Biotechnology – 0.5%
2,650	Dendreon Corp., 2.875%, 1/15/16	2,206,125
Capital Markets – 1.2%
2,400	Ares Capital Corp., 5.75%, 2/1/16	2,595,000
2,895	BGC Partners, Inc., 4.50%, 7/15/16	2,714,062
		5,309,062
Coal – 0.3%
1,525	Alpha Appalachia Holdings, Inc., 3.25%, 8/1/15	1,471,625

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
20	AllianzGI Equity & Convertible Income Fund Annual Report | 1.31.13

AllianzGI Equity & Convertible Income Fund Schedule of Investments

January 31, 2013 (continued)

Principal Amount (000s)		Value

Construction Materials – 0.7%
$2,870	Cemex S.A.B. de C.V., 4.875%, 3/15/15	$3,305,881
Electrical Equipment – 0.7%
2,535	EnerSys, 3.375%, 6/1/38 (e)	3,086,363
Electronic Equipment, Instruments & Components – 0.3%
1,335	Anixter International, Inc., 1.00%, 2/15/13	1,606,172
Hotels, Restaurants & Leisure – 1.0%
2,545	MGM Resorts International, 4.25%, 4/15/15	2,764,506
1,705	Morgans Hotel Group Co., 2.375%, 10/15/14	1,615,488
		4,379,994
Internet Software & Services – 0.2%
850	WebMD Health Corp., 2.50%, 1/31/18	754,906
IT Services – 0.7%
1,500	Alliance Data Systems Corp., 1.75%, 8/1/13	2,999,062
Machinery – 2.0%
2,800	Greenbrier Cos, Inc., 3.50%, 4/1/18	2,724,750
	Meritor, Inc.,
3,000	4.625%, 3/1/26 (e)	2,825,625
850	7.875%, 3/1/26 (c) (d)	803,781
2,950	Navistar International Corp., 3.00%, 10/15/14	2,806,188
		9,160,344
Marine – 0.2%
1,100	DryShips, Inc., 5.00%, 12/1/14	934,312
Media – 1.3%
	Liberty Interactive LLC,
2,265	3.125%, 3/30/23	3,326,719
5,200	3.50%, 1/15/31	2,626,000
		5,952,719
Metals & Mining – 0.5%
2,100	Steel Dynamics, Inc., 5.125%, 6/15/14	2,365,125
Oil, Gas & Consumable Fuels – 0.5%
2,765	Endeavour International Corp., 5.50%, 7/15/16	2,135,963
Real Estate Investment Trust – 0.5%
2,000	Boston Properties LP, 3.75%, 5/15/36	2,147,500
Semiconductors & Semiconductor Equipment – 0.7%
500	JA Solar Holdings Co., Ltd., 4.50%, 5/15/13	477,500
2,800	SunPower Corp., 4.75%, 4/15/14	2,719,500
		3,197,000
Software – 0.9%
1,400	Nuance Communications, Inc., 2.75%, 8/15/27	1,925,000
2,050	TeleCommunication Systems, Inc., 4.50%, 11/1/14 (c) (d)	1,927,000
		3,852,000
Thrifts & Mortgage Finance – 0.1%
1,000	MGIC Investment Corp., 9.00%, 4/1/63 (c) (d)	443,750
Trading Companies & Distributors – 0.4%
1,800	Titan Machinery, Inc., 3.75%, 5/1/19 (c) (d)	1,834,875
Total Convertible Bonds & Notes (cost-$59,714,932)		60,274,272

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
1.31.13 | AllianzGI Equity & Convertible Income Fund Annual Report	21

AllianzGI Equity & Convertible Income Fund Schedule of Investments

January 31, 2013 (continued)

Principal Amount (000s)		Value
CORPORATE BONDS & NOTES – 0.8%

Electric – 0.2%
$2,000	Texas Competitive Electric Holdings Co. LLC, 15.00%, 4/1/21	$690,000
Metals & Mining – 0.6%
112	ArcelorMittal, 6.00%, 1/15/16	2,923,170
Total Corporate Bonds & Notes (cost-$4,904,944)		3,613,170

SHORT-TERM INVESTMENT – 0.4%
Time Deposit – 0.4%
1,969	Wells Fargo-Grand Cayman, 0.03%, 2/1/13 (cost-$1,968,959)	1,968,959
Total Investments, before call options written (cost-$527,965,428) – 99.6%		446,615,309

Contracts

CALL OPTIONS WRITTEN (b) – (0.1)%
	Amphenol Corp.,
770	strike price $70, expires 2/16/13	(11,550)
	Baxter International, Inc.,
775	strike price $70, expires 2/16/13	(16,275)
	Ford Motor Co.,
545	strike price $15, expires 2/16/13	(3,543)
	Gilead Sciences, Inc.,
1,340	strike price $40, expires 2/16/13	(87,770)
	Google, Inc.,
75	strike price $785, expires 2/16/13	(6,187)
	McKesson Corp.,
470	strike price $105, expires 2/16/13	(85,775)
	Monsanto Co.,
300	strike price $105, expires 2/16/13	(6,450)
	Prudential Financial, Inc.,
105	strike price $60, expires 2/16/13	(5,775)
	Textron, Inc.,
865	strike price $29, expires 2/16/13	(33,303)
	Valero Energy Corp.,
495	strike price $45, expires 3/16/13	(59,895)
Total Call Options Written (premiums received-$306,244)		(316,523)
Total Investments, net of call options written (cost-$527,659,184) – 99.5%		446,298,786
Other assets less other liabilities – 0.5%		2,084,800
Net Assets – 100.0%		$448,383,586

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
22	AllianzGI Equity & Convertible Income Fund Annual Report | 1.31.13

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund Notes to Schedule of Investments

January 31, 2013 (continued)

Notes to Schedule of Investments:
(a)		All or partial amount segregated for the benefit of the counterparty as collateral for call options written.
(b)		Non-income producing.
(c)

Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $51,066,235 and $5,022,804, representing 3.0% and 1.1% of net assets in Dividend, Interest & Premium Strategy and Equity & Convertible Income, respectively.

(d)

144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)		Step Bond–Coupon is a fixed rate for an initial period then resets at a specific date and rate.
(f)		Perpetual maturity. Maturity date shown is the next call date.
(g)		Fair-Valued–Security in Equity & Convertible Income, with a value of $437,288, representing 0.1% of net assets. See Note 1(a) in the Notes to Financial Statements.
(h)		In default.
(i)

Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer (synthetic convertible securities). Such entity is identified in the parenthetical.

(j)		Transactions in call options written for the year ended January 31, 2013:

Dividend, Interest & Premium Strategy Fund:			Contracts	Premiums
Options outstanding, January 31, 2012			62,685	$14,705,028
Options written			357,197	94,995,636
Options terminated in closing purchase transactions			(199,105)	(50,840,588)
Options expired			(166,115)	(44,485,362)
Options outstanding, January 31,2013			54,662	$14,374,714

Equity & Convertible Income Fund:			Contracts	Premiums
Options outstanding, January 31, 2012			4,760	$228,176
Options written			89,989	5,026,054
Options terminated in closing purchase transactions			(29,885)	(2,300,901)
Options expired			(59,124)	(2,647,085)
Options outstanding, January 31,2013			5,740	$306,244

(k) Fair Value Measurement–See Note 1(b) in Notes to Financial Statements.

Dividend, Interest & Premium Strategy:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 1/31/13
Investments in Securities – Assets
Common Stock	$1,217,346,332	–	–	$1,217,346,332
Convertible Bonds & Notes	–	$306,297,166	–	306,297,166
Convertible Preferred Stock:
Airlines	–	7,063,632	–	7,063,632
Capital Markets	–	11,327,296	–	11,327,296
Health Care Providers & Services	–	2,781,875	–	2,781,875
Oil, Gas & Consumable Fuels	16,252,227	9,699,935	–	25,952,162
Road & Rail	–	13,907,511	–	13,907,511
All Other	84,689,600	–	–	84,689,600
Corporate Bonds & Notes	–	7,081,181	–	7,081,181
Short-Term Investments	–	59,412,648	–	59,412,648
Total Investments in Securities – Assets	$1,318,288,159	$417,571,244	–	$1,735,859,403

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
1.31.13 | AllianzGI Equity & Convertible Income Fund Annual Report	23

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund Notes to Schedule of Investments

January 31, 2013 (continued)

Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 1/31/13
Investments in Securities – Liabilities
Call Options Written, at value:
Market price	$(18,641,190)	$(17,252,125)	–	$(35,893,315)
Totals	$1,299,646,969	$400,319,119	–	$1,699,966,088

At January 31, 2013, the Fund had no transfers between Levels 1 and 2.

Equity & Convertible Income:

Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 1/31/13
Investments in Securities – Assets
Common Stock	$314,128,686	–	–	$314,128,686
Convertible Preferred Stock:
Airlines	–	$3,242,151	–	3,242,151
Capital Markets	–	3,066,794	$1,895,942	4,962,736
Commercial Banks	2,259,075	2,567,258	–	4,826,333
Commercial Services & Supplies	–	2,192,872	–	2,192,872
Health Care Providers & Services	–	3,265,921	–	3,265,921
Oil, Gas & Consumable Fuels	2,030,457	2,314,217	–	4,344,674
Professional Services	–	2,707,695	–	2,707,695
Road & Rail	–	3,090,530	–	3,090,530
All Other	37,997,310	–	–	37,997,310
Convertible Bonds & Notes	–	60,274,272	–	60,274,272
Corporate Bonds & Notes	–	3,613,170	–	3,613,170
Short-Term Investment	–	1,968,959	–	1,968,959
Total Investments in Securities – Assets	$356,415,528	$88,303,839	$1,895,942	$446,615,309
Investments in Securities – Liabilities
Call Options Written, at value:
Market price	$(316,523)	–	–	$(316,523)
Totals	$356,099,005	$88,303,839	$1,895,942	$446,298,786

At January 31, 2013, the Fund had no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for Equity & Convertible Income for the year ended January 31, 2013, was as follows:

Beginning Balance 1/31/12	Purchases	Sales	Accrued Discounts/ (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance 1/31/13
Investments in Securities – Assets
Convertible Preferred Stock:
Capital Markets	$744,820	$1,610,522	$(307,532)	–	$(4,060,561)	$3,908,693	–	–	$1,895,942
Totals	$744,820	$1,610,522	$(307,532)	–	$(4,060,561)	$3,908,693	–	–	$1,895,942

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
24	AllianzGI Equity & Convertible Income Fund Annual Report | 1.31.13

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund Notes to Schedule of Investments

January 31, 2013 (continued)

The net change in unrealized appreciation/depreciation of Level 3 investments, which the Fund held at Janaury 31, 2013, was $(151,868). Net change in unrealized appreciation/depreciation is reflected on the Statements of Operations.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized as Level 3 at January 31, 2013:

Ending Balance at 1/31/13	Valuaton Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Convertible Preferred Stock:
Capital Markets	$1,458,654	Third-Party pricing vendor	Single Broker Quote	$34.94
437,288	Analytical model	Discount factor	41.29%

(l) The following is a summary of the fair valuation of the Funds’ derivative instruments categorized by risk exposure:

The effect of derivatives on the Funds’ Statements of Assets and Liabilities at January 31, 2013:

Location	AllianzGI NFJ Dividend, Interest & Premium Strategy	AllianzGI Equity & Convertible Income
Liability derivatives:
Call options written, at value, Market Price	$(35,893,315)	$(316,523)

The effect of derivatives on the Funds’ Statements of Operations for the year ended January 31, 2013:

Location	AllianzGI NFJ Dividend, Interest & Premium Strategy	AllianzGI Equity & Convertible Income
Net realized gain (loss) on:
Investments (options purchased), Market Price	$(2,842,000)	—
Call options written, Market Price	(74,877,185)	$(1,804,363)
Total	$(77,719,185)	$(1,804,363)

Net change in unrealized appreciation/depreciation of:
Call options written, Market Price	$(9,245,373)	$(136,087)

The average volume (measured at each fiscal quarter end) of derivative activity during the year ended January 31, 2013:

Call Options Written Contracts
Dividend, Interest & Premium Strategy	57,685
Equity & Convertible Income	6,168

Glossary: ADR - American Depositary Receipt REIT - Real Estate Investment Trust

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
1.31.13 | AllianzGI Equity & Convertible Income Fund Annual Report	25

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund Statements of Assets and Liabilities

January 31, 2013

	Dividend, Interest & Premium Strategy	Equity & Convertible Income
Assets:
Investments, at value (cost-$1,846,340,057 and $527,965,428, respectively)	$1,735,859,403	$446,615,309
Receivable for investments sold	25,209,913	5,208,407
Dividends and interest receivable	4,799,321	1,278,533
Prepaid expenses	16,671	5,783
Total Assets	1,765,885,308	453,108,032

Liabilities:
Call options written, at value (premiums received-$14,374,714 and $306,244, respectively)	35,893,315	316,523
Payable for investments purchased	35,518,572	3,902,202
Investment management fees payable	1,270,266	372,799
Accrued expenses	544,589	132,922
Total Liabilities	73,226,742	4,724,446
Net Assets	$1,692,658,566	$448,383,586

Composition of Net Assets:
Common Stock:
Par value ($0.00001 per share applicable to 94,524,325 and 22,304,189 shares issued and outstanding, respectively)	$945	$223
Paid-in-capital in excess of par	2,006,583,618	517,419,139
Undistributed (dividends in excess of) net investment income	(3,494,252)	3,187,252
Accumulated net realized gain (loss)	(178,432,490)	9,137,370
Net unrealized depreciation	(131,999,255)	(81,360,398)
Net Assets	$1,692,658,566	$448,383,586
Net Asset Value Per Share	$17.91	$20.10

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
26	AllianzGI Equity & Convertible Income Fund Annual Report | 1.31.13 | See accompanying Notes to Financial Statements

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund Statements of Operations

Year ended January 31, 2013

	Dividend, Interest & Premium Strategy	Equity & Convertible Income
Investment Income:
Dividends (net of foreign withholding taxes of $1,039,441 and $10,669, respectively)	$55,128,052	$10,445,410
Interest	10,723,364	3,043,521
Total Investment Income	65,851,416	13,488,931

Expenses:
Investment management	15,034,292	4,283,126
Custodian and accounting agent	330,672	128,374
Shareholder communications	297,550	71,736
Directors	169,574	32,130
Audit and tax services	89,503	75,881
New York Stock Exchange listing	74,721	21,250
Legal	49,186	15,156
Insurance	45,321	13,369
Transfer agent	33,090	34,606
Miscellaneous	38,507	3,630
Total expenses	16,162,416	4,679,258

Net Investment Income	49,689,000	8,809,673

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	86,648,055	16,698,604
Call options written	(74,877,185)	(1,804,363)
Net change in unrealized appreciation/depreciation of: Investments	103,817,427	19,701,587
Call options written	(9,245,373)	(136,087)
Net realized and change in unrealized gain	106,342,924	34,459,741
Net Increase in Net Assets Resulting from Investment Operations	$156,031,924	$43,269,414

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
See accompanying Notes to Financial Statements | 1.31.13 | AllianzGI Equity & Convertible Income Fund Annual Report	27

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund Statements of Changes in Net Assets

Dividend, Interest & Premium Strategy:

	Year ended January 31, 2013	Year ended January 31, 2012
Investment Operations:
Net investment income	$49,689,000	$49,007,107
Net realized gain	11,770,870	109,901,630
Net change in unrealized appreciation/depreciation	94,572,054	(89,666,795)
Net increase in net assets resulting from investment operations	156,031,924	69,241,942

Dividends and Distributions to Shareholders from:
Net investment income	(62,994,233)	(52,363,547)
Net realized gains	–	(80,500,219)
Return of capital	(107,149,551)	(37,280,018)
Total dividends and distributions to shareholders	(170,143,784)	(170,143,784)
Total decrease in net assets	(14,111,860)	(100,901,842)

Net Assets:
Beginning of year	1,706,770,426	1,807,672,268
End of year (including dividends in excess of net investment income of $(3,494,252) and $(3,901,317), respectively)	$1,692,658,566	$1,706,770,426

Equity & Convertible Income:

	Year ended January 31, 2013	Year ended January 31, 2012
Investment Operations:
Net investment income	$8,809,673	$8,034,567
Net realized gain	14,894,241	16,022,292
Net change in unrealized appreciation/depreciation	19,565,500	(21,387,683)
Net increase in net assets resulting from investment operations	43,269,414	2,669,176

Dividends and Distributions to Shareholders from:
Net investment income	(6,245,173)	(10,189,382)
Net realized gains	(18,735,519)	(14,791,310)
Total dividends and distributions to shareholders	(24,980,692)	(24,980,692)
Total increase (decrease) in net assets	18,288,722	(22,311,516)

Net Assets:
Beginning of year	430,094,864	452,406,380
End of year (including undistributed (dividends in excess of) net investment income of $3,187,252 and $(515,800), respectively)	$448,383,586	$430,094,864

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
28	AllianzGI Equity & Convertible Income Fund Annual Report | 1.31.13 | See accompanying Notes to Financial Statements

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund Notes to Financial Statements

January 31, 2013

1. Organization and Significant Accounting Policies

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund and AllianzGI Equity & Convertible Income Fund, formerly known as NFJ Dividend, Interest & Premium Strategy Fund and AGIC Equity & Convertible Income Fund, respectively, each a “Fund” and (collectively referred to as the “Funds”) were organized as Massachusetts business trusts on August 20, 2003 and December 12, 2006, respectively. Prior to commencing operations on February 28, 2005 and February 27, 2007, respectively, the Funds had no operations other than matters relating to their organization and registration as diversified, closed-end management investment companies under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Funds’ investment manager and is an indirect wholly-owned subsidiary of Allianz Asset Management of America L.P., (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has authorized an unlimited amount of common shares with $0.00001 par value.

Dividend, Interest & Premium Strategy’s primary investment objective is to seek current income and gains, with a secondary objective of long-term capital appreciation. Under normal market conditions the Fund pursues its investment objectives by investing in a diversified portfolio of dividend-paying common stocks and income-producing convertible securities. The Fund will also employ a strategy of writing (selling) call options on equity indexes in an attempt to generate gains from option premiums.

Equity & Convertible Income’s investment objective is to seek total return comprised of capital appreciation, current income and gains. Under normal market conditions the Fund pursues its objective by investing in a diversified portfolio of equity securities and income-producing convertible securities. The Fund will also employ a strategy of writing (selling) call options on the equity securities held by the Fund.

There can be no assurance that the Funds will meet their stated objectives.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Funds’ financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures About Offsetting Assets and Liabilities”, which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. Funds’ management is currently evaluating the effect that the guidance may have on the Funds’ financial statements.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments of securities with similar characteristics.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager, NFJ Investment Group LLC and Allianz Global Investors U.S. LLC (the “Sub-Advisers”), affiliates of the Investment Manager. The Funds’ Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Advisers monitor the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
1.31.13 | AllianzGI Equity & Convertible Income Fund Annual Report	29

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund Notes to Financial Statements

January 31, 2013

1. Organization and Significant Accounting Policies (continued)

the Sub-Advisers determine that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Synthetic convertible securities are valued based on quotations obtained from unaffiliated brokers who are the principal market-makers in such securities. Such valuations are derived by the brokers from proprietary models which are generally based on readily available market information including valuations of the common stock underlying the synthetic security.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s net asset value (“NAV”) is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access

•                  Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs.

•                  Level 3 – valuations based on significant unobservable inputs (including the Sub-Advisers’ or Valuation Committees’ own assumptions and single broker quotes in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Convertible Bonds & Notes — Convertible bonds & notes are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
30	AllianzGI Equity & Convertible Income Fund Annual Report | 1.31.13

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund Notes to Financial Statements

January 31, 2013

1. Organization and Significant Accounting Policies (continued)

quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Option Contracts — Option contracts traded over the counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

The valuation techiniques used by the Funds to measure fair value during the year ended January 31, 2013 were intended to maximize the use of observable inputs and minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premium is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date. Payments received from certain investments may be comprised of dividends, realized gains and return of capital. These payments may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments received on synthetic convertible securities are generally included in dividends.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation has resulted in no material impact on the Funds’ financial statements at January 31, 2013. The Funds’ federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions

The Funds declare quarterly dividends and distributions from net investment income and gains from option premiums and the sale of portfolio securities. The Funds record dividends and distributions on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
1.31.13 | AllianzGI Equity & Convertible Income Fund Annual Report	31

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund Notes to Financial Statements

January 31, 2013

1. Organization and Significant Accounting Policies (continued)

(f) Convertible Securities

It is the Funds’ policy to invest a portion of their assets in convertible securities. Although convertible securities do derive part of their value from the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them more sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but still less than that of the underlying stock.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds also are exposed to other risks such as, but not limited to, interest rate, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Advisers seek to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extend the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

Equity & Convertible Income holds a convertible security in escrow with a Lehman Brothers entity as counterparty at the time the relevant Lehman Brothers entity filed for protection or convertible security was placed in administration. This security is valued using a discounted amount on a previous sale price.

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
32	AllianzGI Equity & Convertible Income Fund Annual Report | 1.31.13

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund Notes to Financial Statements

January 31, 2013

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds sometimes use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Option Transactions

The Funds write (sell) call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

4. Investment Manager/Sub-Advisers

Each Fund has an Investment Management Agreement (each an “Agreement”) with the Investment Manager. Subject to the supervision of the Funds’ Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to its Agreement, Dividend, Interest & Premium Strategy pays the Investment Manager an annual fee, payable monthly, at the annual rate of 0.90% of its average daily total managed assets. Pursuant to its Agreement, Equity & Convertible Income pays the Investment Manager an annual fee, payable monthly, at the annual rate of 1.00% of its average daily total managed assets. Total managed assets refer to the total assets of each Fund (including forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage).

The Investment Manager has retained the Sub-Advisers to manage Dividend, Interest & Premium Strategy. NFJ Investment Group LLC manages the equity component and Allianz Global Investors U.S. LLC manages the convertible and index option strategy components. On January 1, 2013, Allianz Global Investors Capital LLC changed its name to Allianz Global Investors U.S. LLC. Allianz Global Investors U.S. LLC serves as the sole sub-adviser to Equity & Convertible Income. Pursuant to Sub-Advisory Agreements, the Investment Manager, and not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Advisers in return for their services.

5. Investments in Securities

For the year ended January 31, 2013, purchases and sales of investments, other than short-term securities, were as follows:

	Dividend, Interest & Premium Strategy	Equity & Convertible Income
Purchases	$761,384,605	$518,035,759
Sales	978,869,401	532,215,062

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
1.31.13 | AllianzGI Equity & Convertible Income Fund Annual Report	33

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund Notes to Financial Statements

January 31, 2013

6. Income Tax Information

The tax character of dividends and distributions paid were:

	Year ended January 31, 2013	Year ended January 31, 2012	Year ended January 31, 2013	Year ended January 31, 2012	Year ended January 31, 2013	Year ended January 31, 2012
	Ordinary Income (1)	Ordinary Income (1)	Long-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Return of Capital
Dividend, Interest & Premium Strategy	$62,994,233	$132,863,766	–	–	$107,149,551	$37,280,018
Equity & Convertible Income	24,980,692	24,274,754	–	$705,938	–	–

(1)  Includes short-term gains, if any.

At January 31, 2013, the tax character of distributable earnings were as follows.

Ordinary Income
Dividend, Interest & Premium Strategy	–
Equity & Convertible Income	$13,689,168

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

At January 31, 2013, Dividend, Interest & Premium Strategy had a capital loss carryforward of $178,206,717, which will expire in 2018.

For the year ended January 31, 2013, Dividend, Interest & Premium Strategy utilized $11,164,271 of available capital loss carryforwards. Future realized gains offset by the capital loss carryforwards are not required to be distributed to shareholders. However, under the Fund’s distribution policy, as described in Note 1 (e), such gains may be distributed to shareholders in the year gains are realized. Any gains distributed may be taxable to shareholders as ordinary income.

In accordance with U.S. Treasury regulations, Dividend Interest & Premium Strategy Fund elected to defer realized short-term capital loss of $3,904,443 and long-term capital loss of $6,352,274 arising after October 31, 2012.

In accordance with U.S. Treasury regulations, Equity & Convertible Income elected to defer realized Long-term capital losses of $625,611 arising after October 31, 2012.

For the fiscal year ended January 31, 2013, permanent “book tax” adjustments were as follows:

	Dividends in Excess of Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in-Capital in Excess of Par
Dividend, Interest & Premium Strategy (a)(b)(c)	$13,712,298	$(2,832,633)	$(10,879,665)
Equity & Convertible Income (a)	1,138,552	(1,146,973)	8,421

These permanent “book-tax” differences were primarily attributable to:

(a) Treatment of convertible securities

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
34	AllianzGI Equity & Convertible Income Fund Annual Report | 1.31.13

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund Notes to Financial Statements

January 31, 2013

6. Income Tax Information (continued)

(b) Reclassification of taxable overdistributions

(c) Treatment of investments in Real Estate Investment Trusts

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At January 31, 2013, the aggregate cost basis and the net unrealized appreciation/depreciation of investments for federal income tax purposes were as follows:

	Federal Tax Cost Basis (2)	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation
Dividend, Interest & Premium Strategy	$1,850,350,878	$123,528,544	$(238,020,019)	$(114,491,475)
Equity & Convertible Income	528,538,706	6,464,574	(88,387,971)	(81,923,397)

(2) Differences between book and tax cost basis are primarily attributable to the differing treatment of convertible securities, investments in Real Estate Investment Trusts, and wash sale loss deferrals.

7. Transfer Agent Change

American Stock Transfer & Trust Company, LLC (“AST”) assumed responsibility as the Funds’ transfer agent effective September 17, 2012 (the “Effective Date”). The amended Dividend Reinvestment Plan (the “Plan”) and AST’s role as transfer agent for Participants under the Plan commenced as of the Effective Date.

8. Subsequent Events

On March 8, 2013 quarterly dividends were declared to shareholders, payable March 28, 2013 to shareholders of record on March 18, 2013 as follows:

Dividend, Interest & Premium Strategy	$0.45 per share
Equity & Convertible Income	$0.28 per share

There were no other subsequent events that require recognition or disclosure. In preparing these financial statements the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
1.31.13 | AllianzGI Equity & Convertible Income Fund Annual Report	35

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund Financial Highlights

For a share outstanding throughout each year:

	Year ended January 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$18.06	$19.12	$17.30	$14.12	$23.84
Investment Operations:
Net investment income	0.53	0.52	0.64	0.61	0.89
Net realized and change in unrealized gain (loss) on investments and call options written	1.12	0.22	2.08	3.17	(8.63)
Total from investment operations	1.65	0.74	2.72	3.78	(7.74)
Dividends and Distributions to Shareholders from:
Net investment income	(0.67)	(0.56)	(0.90)	(0.60)	(0.87)
Net realized gains	–	(0.85)	–	–	(1.11)
Return of capital	(1.13)	(0.39)	–	–	–
Total dividends and distributions to shareholders	(1.80)	(1.80)	(0.90)	(0.60)	(1.98)
Net asset value, end of year	$17.91	$18.06	$19.12	$17.30	$14.12
Market price, end of year	$16.65	$17.30	$17.60	$14.50	$12.97
Total Investment Return (1)	6.83%	9.07%	28.20%	17.31%	(37.93)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s)	$1,692,659	$1,706,770	$1,807,672	$1,635,728	$1,334,735
Ratio of expenses to average net assets	0.97%	0.97%	0.97%	0.98%	0.97%
Ratio of net investment income to average net assets	2.97%	2.83%	3.54%	3.95%	4.40%
Portfolio turnover rate	46%	50%	65%	57%	48%

(1) Total investment return is calculated assuming a purchase of a share of common stock at the market price on the first day and a sale of a share of common stock at the market price on the last day of each year reported. Income dividends, capital gain and return of capital distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
36	AllianzGI Equity & Convertible Income Fund Annual Report | 1.31.13 | See accompanying Notes to Financial Statements

AllianzGI Equity & Convertible Income Fund Financial Highlights

For a share outstanding throughout each year:

	Year ended January 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$19.28	$20.28	$17.58	$13.41	$23.44
Investment Operations:
Net investment income	0.39	0.36	0.40	0.40	0.67
Net realized and change in unrealized gain (loss) on investments and call options written	1.55	(0.24)	3.42	4.89	(8.39)
Total from investment operations	1.94	0.12	3.82	5.29	(7.72)
Dividends and Distributions to Shareholders from:
Net investment income	(0.28)	(0.46)	(0.41)	(0.99)	(0.65)
Net realized gains	(0.84)	(0.66)	(0.71)	–	(1.66)
Return of capital	–	–	–	(0.13)	–
Total dividends and distributions to shareholders	(1.12)	(1.12)	(1.12)	(1.12)	(2.31)
Net asset value, end of year	$20.10	$19.28	$20.28	$17.58	$13.41
Market price, end of year	$17.91	$17.22	$19.30	$15.83	$13.10
Total Investment Return (1)	10.92%	(4.85)%	30.16%	30.75%	(31.75)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s)	$448,384	$430,095	$452,406	$392,092	$299,126
Ratio of expenses to average net assets	1.09%	1.08%	1.10%	1.10%	1.07%
Ratio of net investment income to average net assets	2.06%	1.87%	2.16%	2.54%	3.42%
Portfolio turnover rate	122%	118%	168%	94%	86%

(1) Total investment return is calculated assuming a purchase of a share of common stock at the market price on the first day and a sale of a share of common stock at the market price on the last day of each period reported. Income dividends, capital gain and return of capital distributions, if any are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
See accompanying Notes to Financial Statements | 1.31.13 | AllianzGI Equity & Convertible Income Fund Annual Report	37

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
(formerly NFJ Dividend, Interest & Premium Strategy Fund)
AllianzGI Equity & Convertible Income Fund
(formerly AGIC Equity & Convertible Income Fund)

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AllianzGI NFJ Dividend, Interest & Premium Strategy Fund and AllianzGI Equity & Convertible Income Fund (the “Funds”) at January 31, 2013, the results of each of their operations for the year then ended, changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
March 22, 2013

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
38	AllianzGI Equity & Convertible Income Fund Annual Report | 1.31.13

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund Tax Information (unaudited)

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Funds to advise shareholders as to the federal tax status of dividends and distributions received by shareholders during such tax year.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages or ordinary dividends paid during the fiscal year ended January 31, 2013, are designated as “qualified dividend income” (or the maximum amount allowable):

Dividend, Interest & Premium Strategy	84.13%
Equity & Convertible Income	36.75%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended January 31, 2013, that qualify for the corporate dividend received deduction is set below(or the maximum amount allowable):

Dividend, Interest & Premium Strategy	66.40%
Equity & Convertible Income	35.67%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2013. In January 2014, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of dividends and distributions received during calendar 2013. The amount that will be reported will be the amount to use on the shareholders’ 2013 federal income tax returns and may differ from the amount which must be reported in connection with the Funds’ tax year ended January 31, 2013. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
1.31.13 | AllianzGI Equity & Convertible Income Fund Annual Report	39

Annual Shareholder Meeting Results/
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund AllianzGI Equity & Convertible Income Fund	Proxy Voting Policies & Procedures (unaudited)

Annual Shareholder Meeting Results:

The Funds held their joint annual meeting of shareholders on July 19, 2012. Shareholders voted as indicated below:

	Affirmative	Withheld Authority
Dividend, Interest & Premium Strategy
Re-election of Hans W. Kertess – Class I to serve until the Annual Meeting for the 2015-2016 fiscal year	81,270,610	1,945,642
Re-election of William B. Ogden, IV – Class I to serve until the Annual Meeting for the 2015-2016 fiscal year	81,267,074	1,949,178

Deborah A. DeCotis, Bradford K. Gallagher, James A. Jacobson, John C. Maney†, and Alan Rappaport continue to serve as Trustees.

	Affirmative	Withheld Authority
Equity & Convertible Income
Re-election of James A. Jacobson – Class II to serve until the Annual Meeting for the 2015-2016 fiscal year	15,746,961	194,702
Re-election of John C. Maney† – Class II to serve until the Annual Meeting for the 2015-2016 fiscal year	15,759,136	182,527

Deborah A. DeCotis, Bradford K. Gallagher, Hans W. Kertess, William B. Ogden, IV, and Alan Rappaport continue to serve as Trustees.

_________________

†  Interested Trustee

Proxy Voting Policies & Procedures:

A description of the polices and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
40	AllianzGI Equity & Convertible Income Fund Annual Report | 1.31.13

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund
Privacy Policy (unaudited)

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares and products and we may enter in joint-marketing agreements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial adviser or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
1.31.13 | AllianzGI Equity & Convertible Income Fund Annual Report	41

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund
Dividend Reinvestment Plan (unaudited)

Automatic Dividend Reinvestment Plan

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment / voluntary participation. Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the Funds, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (800) 254-5197, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Funds’ next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Funds’ next distribution and will apply to the Funds’ next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan. For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Funds (“newly issued shares”) or (ii) by purchasing common shares of the Funds on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common share of the Funds (“NAV”) is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common share plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common share on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Funds’ then current policies.

Fees and expenses. No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Funds reserve the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
42	AllianzGI Equity & Convertible Income Fund Annual Report | 1.31.13

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund
Dividend Reinvestment Plan (unaudited) (continued)

Shares held through nominees. In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who participate in the Plan. If your common shares are held through a broker, bank or other nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences. Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Funds and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC., at P.O. Box 922, Wall Street Station New York, NY 10269-0560; telephone number: (800) 254-5197; web site: www.amstock.com.

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
1.31.13 | AllianzGI Equity & Convertible Income Fund Annual Report	43

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund
Board of Trustees (unaudited)

Name, Year of Birth, Position(s) Held with
Funds, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1633 Broadway, New York, NY 10019.

Hans W. Kertess
Year of Birth: 1939
Chairman of the Board of Trustees since: 2007
Trustee since: 2005 – NFJ/ 2007 – NIE

Term of office: Expected to stand for re-election at annual meeting of shareholders for the following fiscal year: 2015 – 2016 – NFJ/ 2014 – 2015 – NIE.

Trustee/Director of 65 funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Deborah A. DeCotis
Year of Birth: 1952
Trustee since: 2011

Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2013 – 2014 fiscal year.

Trustee/Director of 65 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Director, Helena Rubenstein Foundation (1997-2012); and Advisory Council, Stanford Business School (2002-2008).

Bradford K. Gallagher
Year of Birth: 1944
Trustee since: 2010

Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2013 – 2014 fiscal year.

Trustee/Director of 65 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010)

Partner, New Technology Ventures Capital Management LLC, a venture capital fund (since 2011); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Chairman and Trustee, The Common Fund (since 2005); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (since 1995).

James A. Jacobson
Year of Birth:1945
Trustee since: 2009

Term of office: Expected to stand for re-election at annual meeting of shareholders for the following fiscal year: 2013 – 2014 – NFJ/ 2015 – 2016-NIE.

Trustee/Director of 65 funds in Fund Complex
Trustee/Director of 17 funds in Alpine Mutual Funds Complex

Retired. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.

William B. Ogden, IV
Year of Birth: 1945
Trustee since: 2006 – NFJ/ 2007 – NIE

Term of office: Expected to stand for re-election at annual meeting of shareholders for the following fiscal year: 2015 – 2016 – NFJ/ 2014 – 2015 – NIE.

Trustee/Director of 65 funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
44	AllianzGI Equity & Convertible Income Fund Annual Report | 1.31.13

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund
Board of Trustees (unaudited) (continued)

Name, Year of Birth, Position(s) Held with
Funds, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

Alan Rappaport
Year of Birth: 1953
Trustee since: 2010

Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2014 – 2015 fiscal year.

Trustee/Director of 65 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Advisory Director (since 2012), formerly, Vice Chairman, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007).

John C. Maney†
Year of Birth: 1959
Trustee since: 2006 – NFJ/ 2007 – NIE

Term of office: Expected to stand for re-election at annual meeting of shareholders for the following fiscal year: 2014 – 2015 – NFJ/ 2015 2016 – NIE.

Trustee/Director of 84 funds in Fund Complex
Trustee/Director of no funds outside the Fund Complex

Management Board and Managing Director of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Asset Management of America L.P. (since January 2005) and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006).

____________________

† Mr. Maney is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his positions set forth in the table above, among others with the Funds’ Investment Manager and various affiliated entities.

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
1.31.13 | AllianzGI Equity & Convertible Income Fund Annual Report	45

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund
Fund Officers (unaudited)

Name, Year of Birth, Position(s) Held with Funds.	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel Year of Birth: 1964 President & Chief Executive Officer since: 2005 – NFJ/2007 – NIE

Management Board, Managing Director and Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 30 funds in the Fund Complex; President of 54 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex (2005-2010).

Lawrence G. Altadonna Year of Birth: 1966 Treasurer, Principal Financial and Accounting Officer since: 2005 – NFJ/2007 – NIE

Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 84 funds in the Fund Complex; and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex (2005-2010).

Thomas J. Fuccillo Year of Birth: 1968 Vice President, Secretary & Chief Legal Officer since: 2005 – NFJ/2007 – NIE

Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 84 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Year of Birth: 1971 Assistant Treasurer since: 2007	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 84 funds in the Fund Complex.

Richard J. Cochran Year of Birth: 1961 Assistant Treasurer since: 2008

Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 84 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Orhan Dzemaili Year of Birth: 1974 Assistant Treasurer since: 2011	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 84 funds in the Fund Complex.

Youse E. Guia Year of Birth: 1972 Chief Compliance Officer since: 2005 – NFJ/2007 – NIE	Director, Head of Compliance, Allianz Global Investors U.S. Holdings LLC and Chief Compliance Officer of 84 funds in the Fund Complex and of The Korea Fund, Inc.

Lagan Srivastava Year of Birth: 1977 Assistant Secretary since: 2006 – NFJ/2007 – NIE	Vice President of Allianz Global Investors U.S. Holdings LLC; Assistant Secretary of 84 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
46	AllianzGI Equity & Convertible Income Fund Annual Report | 1.31.13

Trustees	Fund Officers
Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Trustees	President & Chief Executive Officer
Deborah A. DeCotis	Lawrence G. Altadonna
Bradford K. Gallagher	Treasurer, Principal Financial & Accounting Officer
James A. Jacobson	Thomas J. Fuccillo
John C. Maney	Vice President, Secretary & Chief Legal Officer
William B. Ogden, IV	Scott Whisten
Alan Rappaport	Assistant Treasurer
Richard J. Cochran
Assistant Treasurer
Orhan Dzemaili
Assistant Treasurer
Youse E. Guia
Chief Compliance Officer
Lagan Srivastava
Assistant Secretary

Investment Manager
Allianz Global Investors Fund Management LLC
1633 Broadway
New York, NY 10019

Sub-Advisers
NFJ Investment Group LLC
2100 Ross Avenue, Suite 700
Dallas, TX 75201
Allianz Global Investors U.S. LLC
600 West Broadway, 30th Floor
San Diego, CA 92101
Allianz Global Investors U.S. LLC
1633 Broadway
New York, NY 10019

Custodian & Accounting Agent
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent, Dividend Paying Agent and Registrar
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of AllianzGI NFJ Dividend, Interest & Premium Strategy Fund and AllianzGI Equity & Convertible Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of its stock in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at www.allianzinvestors.com/closedendfunds.

Information on the Funds is available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.us.allianzgi.com/edelivery.

AGI-2013-02-05-5901

Allianz Global Investors Distributors LLC	AZ601AR_013113

ITEM 2. CODE OF ETHICS

(a)         As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies- Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics are included as an Exhibit 99.CODE ETH here to.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2 (a) above.

(c)          During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. James A. Jacobson, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)             Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $55,890 in 2012 and $59,000 in 2013.

b)             Audit-Related Fees. There were no audit related fees billed for each of the last two fiscal years.

c)              Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance,

tax service and tax planning (“Tax Services”) were $15,000 in 2012 and $15,000 in 2013. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)             All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)              1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

AllianzGI Equity & Convertible Income Fund (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Funds’ Audit Oversight Committee (“Committee”) is charged with the oversight of the Funds’ financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

On an annual basis, the Funds’ Committee will review and pre-approve the scope of the audits of the Funds and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Funds’ independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Funds

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Fund (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds (including affiliated sub-advisers to the Funds), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)         The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)         Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)         Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e) 2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i)   (C) of Rule 2-01 of Registration S-X.

f) Not applicable

g) Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2012 Reporting Period was $3,080,843 and the 2013 Reporting Period was $3,920,962.

h) Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Deborah A. DeCortis, Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, William B. Ogden, IV and Alan Rappaport.

ITEM 6. SCHEDULE OF INVESTMENTS

(a)         The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)         Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

(the “Trust”)

PROXY VOTING POLICY

1.                                      It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination.  The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other.  Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.                                      The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust.  AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto.  Summaries of the detailed proxy voting policies of the Trust’s current sub-advisers are set forth in Appendix B attached hereto.  Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.                                      The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                      AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.                                      The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.                                      This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-adviser of the Trust with proxy voting authority and how the Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trust’s website at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.  In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

PROXY VOTING POLICY SUMMARY

1.                                      It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination.  AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other.  Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.                                      AGIFM, for each fund for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3.                                      The party voting proxies (e.g., the sub-adviser) vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4.                                      AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.                                      The party voting the proxy will:  (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.

6.                                      Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.  In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

Allianz Global Investors U.S. LLC (“AGI U.S.”)

Description of Proxy Voting Policy and Procedures

AGI U.S. typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself.  When voting proxies, AGI U.S. seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

AGI U.S. has adopted written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients.  The Proxy Guidelines reflect AGI U.S.’s general voting positions on specific corporate governance issues and corporate actions.  AGI U.S. has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process.  In certain circumstances, a client may request in writing that AGI U.S. vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines.  In that case, AGI U.S. will vote the shares held by such client accounts in accordance with their direction which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.

AGI U.S. will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions.  Certain countries require the freezing of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies to ensure that shareholders voting at meetings continue to hold the shares through the actual shareholder meeting.  However, because AGI U.S. cannot anticipate every proxy proposal that may arise (including a proxy proposal that an analyst and/or portfolio manager believes has the potential to significantly affect the economic value of the underlying security, such as proxies relating to mergers and acquisitions), AGI U.S. may, from time to time, instruct the Proxy Provider to cast a vote for a proxy proposal in a share blocked country.

The Proxy Guidelines also provide for oversight of the proxy voting process by a Proxy Committee.  The Proxy Committee meets at a minimum on an annual basis and when necessary to address potential conflicts of interest.  AGI U.S. may have conflicts of interest that can affect how it votes its client’s proxies.  In order to ensure that all material conflicts of interest are addressed appropriately while carrying out AGI U.S.’s obligation to vote proxies, the Proxy Committee is responsible for developing a process to identify proxy voting issues that may raise conflicts of interest between AGI U.S. and its clients and to resolve such issues.  Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act.

The Proxy Committee monitors the outsourcing of voting obligations to the Proxy Provider and AGI U.S.’s proxy voting recordkeeping practices; adheres to a process for resolution of voting issues that require a case-by-case analysis; and, to the extent the Proxy Guidelines do not cover potential proxy voting issues, determines a process for voting such issues.

In accordance with the Proxy Guidelines, AGI U.S. may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy.  Upon receipt of a client’s written request, AGI U.S. may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines.  In addition, AGI U.S. may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to non-U.S. issuers (such as those described below), non-discretionary holdings not covered by AGI U.S., timing issues related to the opening/closing of accounts, securities lending issues (see below), contractual arrangements with clients and/or their authorized delegate,  the timing of receipt of information, or where circumstances beyond its control prevent it from voting.  These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions.  Such proxies are voted on a best-efforts basis.

If a client has decided to participate in a securities lending program, AGI U.S. will defer to the client’s determination and not attempt to recall securities on loan solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in the marketplace.  If the participating client requests, AGI U.S. will use reasonable efforts to notify the client of proxy measures that AGI U.S. deems material.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of April 3, 2013, the following individual has primary responsibility for the day-to-day implementation of the AllianzGI Equity & Convertible Income Fund (“NIE” or the “Fund”):

Douglas G. Forsyth, CFA

Managing Director, Chief Investment Officer, Fixed Income U.S.

Doug Forsyth is a Managing Director and Chief Investment Officer, Fixed Income US at Allianz Global Investors. He is also a member of the US Executive Committee and a member of the Global Investment Management group. Mr. Forsyth has over 20 years of investment industry experience, and is the Head of the Income and Growth Strategies investment team and has been the lead portfolio manager since the Fund’s inception in February 2007. Prior to joining AGI U.S. via a predecessor affiliate in 1994, Mr. Forsyth was a securities analyst at AEGON USA, where he was responsible for financial and strategic analysis of high yield securities. Mr. Forsyth was previously a research assistant at The University of Iowa, where he earned his B.B.A. in finance.

Justin Kass, CFA

Managing Director, Portfolio Manager

Justin Kass has portfolio manager and research responsibilities for the Income and Growth Strategies team and has been a co-portfolio manager for the Fund since September 2008. Prior to joining AGI U.S. via a predecessor affiliate in 2000, Mr. Kass had interned on the team, adding significant depth to our proprietary Upgrade Alert Model. He earned his M.B.A. in finance from the UCLA Anderson School of Management and his B.S. from the University of California, Davis. He has over fifteen years of investment industry experience.

Michael E. Yee

Director, Portfolio Manager

Michael Yee has portfolio manager and research responsibilities for the Income and Growth Strategies team and has been a co-portfolio manager for the Fund since September 2008.  Before joining the team in 1999, Mr. Yee had been an analyst for the Global and Systematic team, and previously held positions in global and domestic portfolio administration as well as in client service. Prior to joining AGI US via a predecessor affiliate in 1995, he was a financial consultant for Priority One Financial/Liberty Foundation. Mr. Yee earned his M.B.A. from San Diego State University and his B.S. from the University of California, San Diego.  He has over nineteen years of investment industry experience.

(a) (2)

The following summarizes information regarding each of the accounts, excluding the Fund, that were managed by the Portfolio Managers as of January 31, 2013 including accounts managed by a team, committee, or other group that includes the Portfolio Managers.

	Other RICs		Other Accounts		Other Pooled
PM	#	AUM($million)	#	AUM($million)	#	AUM($million)

Douglas G. Forsyth, CFA	7	5,501.2	12	1,690.9	6	5,479.9	*
Justin Kass, CFA	7	5,501.2	12	1,690.9	6	5,479.9	*
Michael E. Yee	7	5,501.2	12	1,690.9	6	5,479.9	*

*Of these other pooled investment vehicles, two accounts totaling $236.9 million in assets pay an advisory fee that is based in part on the performance of the account.

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which AGI U.S. believes are faced by investment professionals at most major financial firms.

AGI U.S. has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•                  The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•                  The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•                  The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When AGI U.S. considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, AGI US.’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold-for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. AGI U.S. considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AGI U.S. attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above. “Cross trades,” in which one AGI U.S. account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, AGI U.S. may cross a trade between performance fee account and a fixed fee account that results in a benefit to the performance fee account and a detriment to the fixed fee account. AGI U.S. has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. AGI U.S. maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A portfolio manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide AGI U.S. with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, AGI U.S. has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. The payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.

AGI U.S.’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to AGI U.S.’s Codes of Ethics, which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Funds. The Code of Ethics is designed to ensure that the personal securities transactions, activities and interests of the employees of AGI U.S. will not interfere with (i) making decisions in the best interest of advisory clients (including the Funds) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

(a) (3)

As of January 31, 2013 the following explains the compensation structure of each individual who shares primary responsibility for day-to-day portfolio management of the Fund:

Investment professional compensation is designed to align with our client’s interests, attract, motivate and retain top talent, and encourage long-term stability. We aim to provide rewards for exceptional investment performance and to build an enduring firm with a long-term culture of shared success. In support of these objectives, our compensation program includes base salary, an annual cash bonus, and long-term incentive. For some investment teams, compensation is funded by team revenue adjusted by investment performance.

Base Salary. Investment professionals are provided a competitive base salary which reflects the scope and responsibilities of the position and experience level of the individual. Salaries are periodically evaluated against industry peers using market data provided by independent third-party compensation surveys. Salaries represent a larger percentage of total compensation for more junior positions; and for more senior positions is a smaller percentage and subject to less frequent adjustments. Typically, salary comprises 30%-50% of total compensation for junior portfolio managers and 10%-30% of total compensation for senior portfolio managers.

Annual Cash Bonus. Investment professionals are eligible for an annual, discretionary bonus. Bonuses are awarded based on achievement to set goals, investment performance, and individual contribution. Investment performance is measured relative to the relevant fund/strategy benchmark and/or peer group ranking through measurement periods that are trailing one, three, and five years, but vary by investment team and fund. The differences in measurement periods are not arbitrary, but are linked to the nature of the investment process, strategies, and investment turnover.

Long-Term Incentive. Allianz Global Investors’ long-term incentive program is designed to align compensation of key staff, managers, and executives with client success and longer-term company performance. Long-term incentive awards are granted annually under two plans. The first plan, the Allianz Global Investors Deferral Into Funds (“DIF”) allows participants to invest their award grant in Allianz Global Investor funds. The second plan, the Allianz Global Investors Long-Term Cash Bonus Plan (“LTIPA”) provides participants the opportunity to earn award appreciation as determined by the earnings growth of Allianz Global Investors globally over a three-year period. Awards for both the DIF plan and LTIPA plan have a three-year vesting schedule and are paid in cash upon vesting.

The portion of individual incentive received as annual cash bonus versus long-term deferred incentive is standardized globally across Allianz Global Investors. Senior investment professionals receive a higher proportion of incentive compensation in long-term award. Typically, long-term incentive represents 10%-20% of junior portfolio manager total compensation while long-term incentive represents 25%-35% of senior portfolio manager total compensation.

(a)(4)

The following summarizes the dollar range of securities each portfolio manager for the Fund beneficially owned of the Fund that he managed as of January 31, 2013.

AllianzGI Equity & Convertible Income Fund

PM Ownership
Douglas G. Forsyth	$100,001 - $500,000
Justin Kass	None
Michael Yee	$10,001 - $50,000

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES-

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a)  The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3 (d))) that that occurred during the second fiscal quarter of the period covered by this report that materially affected , or is reasonably likely to affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1)  Exhibit 99.CODE ETH - Code of Ethics

(a) (2)  Exhibit 99.302 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not Applicable

(b)  Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	AllianzGI Equity & Convertible Income Fund

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date:	April 3, 2013

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	April 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date:	April 3, 2013

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	April 3, 2013